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                     LOOMIS SAYLES AGGRESSIVE GROWTH FUND

Supplement dated November 22, 2006 to the Loomis Sayles Retail Funds Statement
    of Additional Information dated February 1, 2006, as may be revised or supplemented from time to time

At a meeting held on November 17, 2006, the Board of Trustees of Loomis Sayles Funds II approved a change in the name of the Loomis Sayles Aggressive Growth Fund to the Loomis Sayles Mid Cap Growth Fund, effective February 1, 2007.

Effective February 1, 2007, all references to the Loomis Sayles Aggressive Growth Fund are replaced with "Loomis Sayles Mid Cap Growth Fund."

                                                                  M-LSSP65-1106